Exhibit 10.36

                               SECURITY AGREEMENT
                               ------------------
                                                    Date:  As of October 1, 1997


         The undersigned, SPURLOCK ADHESIVES, INC., a Virginia corporation with an office for the transaction of business at 5090 General Mahone Highway, Waverly, Virginia 23890 (herein referred to as "Debtor"), hereby agrees in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 (herein referred to as "Secured Party"), as follows:

         1. THE INDEBTEDNESS. In consideration of (i) the issuance by the Secured Party of a letter of credit in the amount of $6,180,822 (the "Letter of Credit") in favor of Star Bank, N.A., as Trustee (the "Trustee") and the obligations of Debtor to make payments to the Secured Party as outlined in a Letter of Credit Reimbursement Agreement dated as of October 1, 1997 (the
"Reimbursement   Agreement")  and  (ii)  the  loan  evidenced  by  that  certain
$1,500,000 Promissory Note (the "Term Loan Note"), Debtor hereby grants to Secured Party a continuing security interest in and a right of set-off against, and Debtor hereby assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of the indebtedness, obligations, liabilities and agreements of any kind of Debtor to the Secured Party, now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, due or not, arising out of or relating to the Reimbursement Agreement, the Term Loan Note and any of the other Financing Documents (as that term is defined in a Trust Indenture dated as of October 1, 1997 (the "Indenture") between the County of Saratoga Industrial Development Agency (the "Issuer") and the Trustee) (the "Obligations").

         2. THE COLLATERAL. The Collateral is described on Schedule "A" annexed hereto as part hereof and also includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements therefor, all items of Collateral now owned or existing and hereafter acquired, created or arising, and all proceeds thereof (including, without limitation, claims of Debtor against third parties for loss or damage to or destruction of any Collateral).

         3. WARRANTIES, REPRESENTATIONS AND COVENANTS. Debtor warrants, represents and covenants that:

                (a) The chief executive office and other places of business of Debtor, the Collateral and the books and records relating to the Collateral are, and have been during the four month period prior to the date hereof (or in the case of a new business, from the date of commencement of said business), located at the address(es) set forth below and Debtor will not change the same, or merge or consolidate with any person or change its name, without prior written notice to and consent of the Secured Party:

         Addresses:

         5090 General Mahone Highway
         Waverly, Virginia  23890

         Lot 3, Farnam Road
         Moreau Industrial Park
         Moreau, New York  12803

         Route 3, Highway 171
         Malvern, Arkansas  72104

                (b) Debtor will use the Collateral for lawful and business purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations;

                (c)    Debtor will keep the  Collateral  in first  class  order,
         repair,   running  and  marketable  condition  (normal  wear  and  tear excepted), at Debtor's sole cost and expense;

                (d) The Secured Party shall at all reasonable times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor) and Debtor hereby grants to the Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations;

                (e) The Collateral is now and shall remain personal property, is not now a fixture and Debtor will not permit any Collateral which is not now a fixture to become a fixture without prior written notice to and consent of the Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to the Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to the Secured Party to preserve and protect the primary security interest granted herein against all persons;

                (f) Debtor, at its sole cost and expense, will insure the Collateral in the name of and with loss or damage payable solely to the Secured Party, as its interest may appear, against such risks, with such companies and in such amounts, as may be required by the Installment Sale Agreement (as defined in the Indenture) and Debtor will deliver to the Secured Party the original or duplicate policies, or certificates or other evidence satisfactory to the Secured Party attesting thereto, and Debtor will promptly notify the Secured Party of any loss or damage to any Collateral or arising from its use;


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

                (g) Debtor will, at its sole cost and expense, and at all times, pay and discharge all taxes and assessments in accordance with the terms of the Installment Sale Agreement and keep the Collateral free and clear of any and all liens, security interests or encumbrances, other than Permitted Liens (as defined in the Reimbursement Agreement), perform all acts and execute all documents requested by the Secured Party from time to time to evidence, perfect, maintain or enforce the Secured Party's primary security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement;

                (h) At any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to the Secured Party such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by the Secured Party in connection with this Security Agreement, and Debtor hereby authorizes the Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party;

                (i) In its discretion, the Secured Party may, at any time and from time to time, after a Default (as hereinafter defined) has occurred and is continuing, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to the Secured Party;

                (j) In its discretion, Secured Party may, at any time and from time to time, after a Default has occurred and is continuing, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Collateral or Obligations, all without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein;

                (k) In its discretion, Secured Party may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations;

                (l) Debtor will pay Secured Party for any sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in negotiating, executing, perfecting, defending, or protecting the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to court costs, collection charges, travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;

                (m) All proceeds of any other Collateral received by Debtor after the occurrence of a Default shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Party, and immediately delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party's option, to be applied to payment of the Obligations, whether or not due and in any order; and

                (n) In its sole discretion, Secured Party may, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

         4. DEFAULT. It shall constitute an event of default ("Default") under this Security Agreement if an Event of Default shall have occurred under any of the Financing Documents or if any one or more of the following shall occur:

                (a) Debtor fails to perform any covenant, agreement or obligation contained in this Security Agreement and such failure remains unremedied for thirty (30) calendar days after the Secured Party shall have given written notice thereof to Debtor, or, if such covenant, condition or agreement is capable of cure but cannot be cured within such thirty (30) day period, the failure of the Debtor to commence to cure within such thirty (30) day period and thereafter diligently proceed with all action required to complete said cure within ninety (90) days of such written notice unless such time to cure is otherwise extended by the Secured Party in writing; or

                (b) Except as permitted by the Financing Documents, the Collateral shall be subjected to sale, transfer or other disposition or any lien, encumbrance or other imposition is placed upon said Collateral; or

                (c) Except as permitted by the Financing Documents, any levy, seizure, attachment, condemnation, forfeiture or other proceeding shall be brought against or with respect to the Collateral.

         5. REMEDIES. Upon the occurrence of any Default and at any time thereafter, Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

                (a) Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, but without causing a breach of the peace, enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of ten days' notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means. Secured Party may apply the sale proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay
         Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party;

                (b) Secured Party may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or its


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

         agents, without notice to Debtor and in such manner as Secured Party may in its discretion determine.

         6. DESIGNATION AND AUTHORIZATION. To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and each of its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority, after the occurrence of a Default, to: endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into Secured Party's possession; sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; execute proofs of claim and loss; execute endorsements, assignments of other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement or the Obligations. All acts done under the foregoing authorization, except acts constituting gross negligence or willful misconduct on the part of the Secured Party, are hereby ratified and approved and neither Secured Party nor any designee or agent thereof shall be liable for such acts of commission or omission, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

         7. PRESERVATION AND DISPOSITION OF COLLATERAL; MISCELLANEOUS. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in its possession, which duty shall be fully satisfied if Secured Party maintains safe custody of such Collateral. Except as hereinabove specifically set forth, Secured Party shall not be deemed to assume any other responsibility for, or obligation or duty with respect to, any Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk and responsibility at all times. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, omission or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein). In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor hereby waives


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

the right to a trial by jury and all defenses, rights of set-off and rights to interpose counterclaims of any nature. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement. Debtor so served shall appear or answer to such process within thirty (30) days after the mailing thereof. Should Debtor so served fail to appear or answer within said thirty (30) day period, Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount or such other relief as may be demanded in any process so served. In the alternative, in its discretion, Secured Party may effect service upon Debtor in any other form or manner permitted by law. All capitalized terms used and not otherwise defined shall have the meanings set forth in the reimbursement agreement and other terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. This Security Agreement and all Obligations shall be binding upon the successors, or assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and its successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement.

         IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of New York as of the date first above set forth.

                                         SPURLOCK ADHESIVES, INC.


                                         By: /s/ Phillip S. Sumpter
                                             -----------------------------------
                                             Phillip S. Sumpter,
                                             Executive Vice President

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF SARATOGA  )

         On the 9th day of October,  1997, before me personally appeared Phillip
S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides at 33296 Shingleton Road, Waverly, Virginia, that he is the Executive Vice President of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                            /s/ Kevin J. Kelley
                                            ------------------------------------
                                            Notary Public - State of New York
                                            My Commission Expires:

                                                     Kevin J. Kelley
                                             Notary Public, State of New York
                                                Qualified in Albany County
                                                Commission Expires 10/31/97


01294\secagr.rev

                                   SCHEDULE A

                           (DESCRIPTION OF COLLATERAL)

         All of the Debtor's present and future personal property of every kind, nature and description, wherever located, and to the full extent of Debtor's interest therein including but not limited to: accounts; contract rights; chattel paper; general intangibles (including but not limited to tax refunds, insurance proceeds, patents and patent applications, copyrights, licenses, trademarks, trade names, customer lists, rights of indemnification, contribution and subrogation, royalties, computer programs, tapes and software, deposits and know-how) instruments; documents and documents of title; letters of credit and all of Debtor's interest in letters of credit; inventory of every kind and nature and wherever located, including but not limited to, raw materials, work in process, finished goods, consigned goods to the extent of Debtor's interest therein, packing materials and advertising materials; automotive equipment; machinery and equipment and all additions, accessions, substitutions, replacements, parts and fuel in respect to the same, all Debtor's rights against suppliers, manufacturers or maintainers of the same, all manuals, drawings, and materials relating thereto to and for the same; furniture; fixtures; equipment; and all records and files relating to all of the foregoing, all of the Debtor's property of any kind in the possession of, or under the custody or control of, Secured Party or any affiliate or correspondent of Secured Party or in which Secured Party or any affiliate may have a security interest or title retention interest; all permits, licenses, certificates, approvals, authorizations and agreements issued to, used, or owned by Debtor in connection with the operation of its business; and all proceeds of all of the foregoing, including deposit accounts.

         All of the terms set forth in this Schedule "A" shall have the meanings set forth in the New York Uniform Commercial Code as in effect on the date hereof.


01294\security.agr

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